Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
02209SAJ2


Issuer
ALTRIA GROUP INCORPORATED


Underwriters
Barclays Capital, Citigroup, Deutsche Bank
Securities, Goldman Sachs, HSBC Securities,
JP Morgan, Santander Investment Securities,
Scotia Capital, Credit Suisse, Loop Capital
Markets, US Bancorp, Wachovia Securities,
Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
MO 9.25% 08/06/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/3/2009


Total amount of offering sold to QIBs
2,200,000,000


Total amount of any concurrent public offering
0


Total
2,200,000,000


Public offering price
99.881


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa1/BBB


Current yield
9.26%


Benchmark vs Spread (basis points)
637bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
225,000.00
 $                   224,732
0.01%



DWS Balanced VIP
DWS
125,000.00
 $                   124,851
0.01%



DWS Balanced Fund
DWS
250,000.00
 $                   249,703
0.01%



DWS Core Plus Income Fund
DWS
700,000.00
 $                   699,167
0.03%



Total

1,300,000
 $
1,298,453
0.06%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales

of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
05530QAB6


Issuer
BAT INTERNATIONAL FINANCE PLC


Underwriters
Citigroup, Deutsche Bank Securities Inc, JP
Morgan, Barclays Capital, Bayerische Hypo-Und
Vereinsbank AG, BNP Paribas, HSBC Securities,
Scotia Capital Inc


Years of continuous operation, including predecessors
> 3 years


Security
BATSLN 9.5% 11/18


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/13/2008


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.056


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Baa1/BBB+


Current yield
9.59%


Benchmark vs Spread (basis points)
600bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced VIP
DWS
750,000.00
 $                   742,920
0.11%



DWS Balanced Fund
DWS
2,250,000.00
 $
2,228,760
0.32%



Total

3,000,000
 $
2,971,680
0.43%











^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date is
listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
565849AG1


Issuer
MARATHON OIL CORPORATION


Underwriters
Banc of America Securities LLC, Citigroup,
Deutsche Bank Securities, JP Morgan, Morgan
Stanley, BNP Paribas, Comerica Securities, Credit
Suisse, Daiwa Securities, DnB Nor Markets, Fifth
Third Securities, Greenwich Capital Markets,
Mitsubishi UFJ Securities, Mizuho Securities,
Muriel Siebert & Company, Natcity Investments,
Scotia Capital, SG Americas Securities, US
Bancorp


Years of continuous operation, including predecessors
> 3 years


Security
MRO 6.5% 02/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/11/2009


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.585


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa1/BBB+


Current yield
6.53%


Benchmark vs Spread (basis points)
487bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balance Fund
DWS
1,000,000
 $                   995,850
0.14%


2/12/2009
DWS Balanced VIP
DWS
250,000
 $                   248,963
0.04%


2/12/2009
DWS Bond VIP
DWS
750,000
 $                   746,888
0.11%


2/12/2009
DWS Core Plus Income Fund
DWS
2,000,000
 $                 1,991,700
0.29%


2/12/2009
DWS Short Duration Fund
DWS
340,000.00
 $                   338,589
0.05%


3/31/2009
DWS Short Duration Plus Fund
DWS
3,080,000.00
 $                 3,067,218
0.44%


3/31/2009
Total

7,420,000
 $                 7,389,207
1.06%











^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
111013AH1


Issuer
BRITISH SKY BROADCASTING


Underwriters
Barclays Capital, BNP Paribas, Deutsche Bank
Securities Inc, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
BSY 9.5% 11/15/18


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/17/2008


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
99.834


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
Baa2/BBB


Current yield
9.52%


Benchmark vs Spread (basis points)
588bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced VIP
DWS
500,000.00
 $                   499,170
0.08%



DWS Balanced Fund
DWS
1,500,000.00
 $                 1,497,510
0.25%



DWS Core Fixed Income Fund
DWS
6,000,000.00
 $                 5,990,040
1.00%



DWS Core Plus Income Fund
DWS
1,555,000.00
 $                 1,552,419
0.26%



DWS Bond VIP
DWS
590,000.00
 $                   589,021
0.10%



DWS Core Fixed Income VIP
DWS
605,000.00
 $                   603,996
0.10%



Total

10,750,000
 $               10,732,155
1.79%











^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


































Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
38146FAA9


Issuer
GOLDMAN SACHS


Underwriters
Goldman Sachs, Citigroup, Morgan Stanley, Bank of New York, Barclays Capital, BB&T Corp,
Blaylock & Partners, BNP Paribas, Daiwa
Securities, Deutsche Bank Securities Inc, FTN
Financial, Keefe Bruyette & Woods, Morgan
Keegan & Co, Stifel Nicolaus & Co, UniCredit
SpA, Williams Capital Group LP


Years of continuous operation, including predecessors
> 3 years


Security
GS 3.25% 06/15/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/25/2008


Total amount of offering sold to QIBs
5,500,000,000


Total amount of any concurrent public offering
0


Total
5,500,000,000


Public offering price
99.612


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.30%


Rating
Aaa/AAA


Current yield
3.26%


Benchmark vs Spread (basis points)
200bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced VIP
DWS
750,000.00
 $                   747,090
0.01%



DWS Balanced Fund
DWS
2,250,000.00
 $                 2,241,270
0.04%



DWS Short Duration Plus Fund
DWS
15,000,000.00
 $               14,941,800
0.27%



Total

18,000,000
 $               17,930,160
0.33%











^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date is
listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
406216AY7


Issuer
HALLIBURTON COMPANY


Underwriters
Citigroup, Deutsche Bank Securities, HSBC
Securities, RBS Greenwich Capital, Credit Suisse,
JP Morgan, Mitsubishi UFJ Securities, Banc of
America Securities LLC, Goldman Sachs, Morgan
Stanley, UBS Securities, DnB Nor Markets,
Lloydds TBS Bank, Scotia Capital, Standard
Chartered Bank


Years of continuous operation, including predecessors
> 3 years


Security
HAL 7.45% 09/15/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/10/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.486


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A2/A


Current yield
7.49%


Benchmark vs Spread (basis points)
375bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced VIP
DWS
200,000
 $                   198,972
0.02%



DWS Balanced Fund
DWS
500,000
 $                   497,430
0.05%



DWS Bond VIP
DWS
400,000
 $                   397,944
0.04%



DWS Core Fixed Income Fund
DWS
1,500,000
 $                 1,492,290
0.15%



DWS Core Fixed Income VIP
DWS
200,000
 $                   198,972
0.02%



DWS Core Plus Income Fund
DWS
1,000,000
 $                   994,860
0.10%



DWS Multi Market Income Trust
DWS
765,000.00
 $                   761,068
0.08%



DWS Strategic Income Trust
DWS
235,000.00
 $                   233,792
0.02%



Total

4,800,000
 $                 4,775,328
0.48%











^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date is
listed.
If a Fund still held the security as
of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
717081DB6


Issuer
PFIZER INCORPORATED


Underwriters
Banc of America Securities LLC, Barclays Capital,
Citigroup, Credit Suisse, Deutsche Bank Securities,
Goldman Sachs, HSBC Securities, JP Morgan,
Mitsubishi UFJ Securities, RBS Greenwich
Capital, Santander Investment Securities, UBS
Securities


Years of continuous operation, including predecessors
> 3 years


Security
PFE 6.2% 03/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/17/2009


Total amount of offering sold to QIBs
3,250,000,000


Total amount of any concurrent public offering
0


Total
3,250,000,000


Public offering price
99.899


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Aa2/AAA


Current yield
6.21%


Benchmark vs Spread (basis points)
325bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
325,000.00
 $                   324,672
0.01%



DWS Core Fixed Income VIP
DWS
275,000.00
 $                   274,722
0.01%



DWS Core Fixed Income Fund
DWS
2,500,000.00
 $                 2,497,475
0.08%



DWS Balanced VIP
DWS
200,000.00
 $                   199,798
0.01%



DWS Balanced Fund
DWS
775,000.00
 $                   774,217
0.02%



DWS Core Plus Income Fund
DWS
925,000.00
 $                   924,066
0.03%



Total

7,500,000
 $                 4,994,950
0.15%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date is
listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AU6


Issuer
ROCHE HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Banco Santander,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan,
Mitsubishi UFJ Securities, Morgan Stanley, UBS
Securities, Unibanco Securities


Years of continuous operation, including predecessors
> 3 years


Security
ROSW 7% 03/01/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/18/2009


Total amount of offering sold to QIBs
2,500,000,000


Total amount of any concurrent public offering
0


Total
2,500,000,000


Public offering price
97.278


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Aa1/AA-


Current yield
7.20%


Benchmark vs Spread (basis points)
365bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
1,000,000
 $                   972,780
0.04%



DWS Balanced VIP
DWS
500,000
 $                   486,398
0.02%



DWS Bond VIP
DWS
750,000
 $                   729,585
0.03%



DWS Core Plus Income Fund
DWS
2,000,000
 $                 1,945,560
0.08%



DWS Global Bond Fund
DWS
1,000,000
 $                   972,780
0.04%



DWS Strategic Income Fund
DWS
1,365,000
 $                 1,327,845
0.05%



DWS Strategic Income VIP
DWS
300,000
 $                   291,834
0.01%



Total

6,915,000
 $                 6,726,782
0.28%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
88732JAQ1


Issuer
TIME WARNER CABLE INCORPORATED


Underwriters
Banc of America Securities, Barclays Capital, BNP
Paribas, Citigroup, Daiwa Securities America,
Deutsche Bank Securities Inc, Fortis Securities,
Goldman Sachs, Mitsubishi UFJ Securities
Internet, Mizuho Securities, Morgan Stanley, RBS
Greenwich Capital, UBS Securities, Wachovia
Securities


Years of continuous operation, including predecessors
> 3 years


Security
TWC 8.25% 02/14/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/13/2008


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.849


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa2/BBB+


Current yield
8.26%


Benchmark vs Spread (basis points)
590bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced VIP
DWS
750,000.00
 $                   748,868
0.10%



DWS Balanced Fund
DWS
2,250,000.00
 $                 2,246,603
0.30%



Total

3,000,000
 $                 2,995,470
0.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.